UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2019

AXOGEN, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-36046	41-1301878
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

13631 Progress Boulevard, Suite 400,
Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code

(386) 462-6800
(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2019, AxoGen, Inc. (the “Company”) issued a press release announcing the appointment of Eric Sandberg as the Company's Chief Commercial Officer, effective as of January 21, 2019.

In connection with his employment and appointment as the Company's Chief Commercial Officer, Mr. Sandberg entered into an Executive Employment Agreement with AxoGen Corporation, a wholly owned subsidiary of the Company (“AC”), dated as of January 21, 2019 (the “Sandberg Employment Agreement”) that provides for at-will employment. Under the Sandberg Employment Agreement, Mr. Sandberg will receive a base salary of $350,000 (to be reviewed on an annual basis), be eligible to participate in AC's current bonus program and receive benefits afforded to other executive officers. For 2019, Mr. Sandberg’s bonus under the bonus program will be pro-rated based on his start date and he will have a target rate set at 50% of his base salary subject to conditions established by the Company’s Board of Directors.

Mr. Sandberg was also granted a non-qualified inducement stock option (the “Option Agreement”) for 45,000 shares of the Company's common stock on January 22, 2019, such option has a ten-year term, an exercise price of $16.17 which is equal to the fair market value of the Company’s common stock based on the closing price of the Company common stock on the option grant date and is subject to the terms of the Option Agreement.  Such option will vest as to 50% of the shares after one year and 12.5% every six months thereafter until fully vested; provided, however, that such option shall automatically accelerate and become fully exercisable in the event that, following a Change in Control (as defined in the Sandberg Employment Agreement), Mr. Sandberg is terminated without “Substantial Cause” (as defined in the Sandberg Employment Agreement) within 6 months of the Change of Control or he resigns for “Good Reason” (as defined in the Sandberg Employment Agreement) within 3 months of the Change of Control.  In addition, Mr. Sandberg has been granted performance stock units (the “PSUs” and each, a “PSU”) representing 10,500 shares of the Company’s common stock (the “Shares”) pursuant to the Company’s 2010 Stock Incentive Plan and form of PSU agreement (the “PSU Agreement”) that will vest up to 150% based on continued service and attainment of certain gross revenue targets.  On February 15, 2020, the Compensation Committee of the Board of Directors of the Company will make a determination of the total number of Shares that will vest based on the actual performance of the Company. Once the number of Shares has been determined, 33.33% will vest on each of February 15, 2020 and February 15, 2021 and 33.34% will vest on February 15, 2022, provided that Mr. Sandberg has been continuously employed through each vesting date as to the particular number of Shares vesting. In the event of a “Change in Control” (as defined in the PSU Agreement), the vesting of all or a portion of the PSUs shall accelerate.

In the event Mr. Sandberg’s employment is terminated without Substantial Cause or he resigns for Good Reason following a  Change in Control (both terms as defined in the Sandberg Employment Agreement), he will be entitled to a severance payment consisting of: (A) 12 months of base salary; (B) an amount equal to any bonuses paid to Mr. Sandberg during the 12-month period prior to termination of employment; and (C) continued health coverage for up to 12 months, subject to certain conditions set forth in the Sandberg Employment Agreement.

Mr. Sandberg, age 54, brings more than 25 years of leadership experience in commercializing medical technologies, to the Company. From 2016 until joining AxoGen, he served as the Chief Executive Officer of Visura Technologies, Inc., a cardiologist-founded medical device company.  From 2016 until 2018, Mr. Sandberg served as the Chief Business Officer of Rhythm Therapeutics, Inc., an electrophysiologist-founded preclinical biotechnology company.  From 2014 until 2018, he served as the President and Chief Executive Officer of Tangent Medical Technologies, Inc., a medical device company.  Mr. Sandberg also served as Senior Vice President, Sales at CardioDx, Inc., a molecular diagnostics company, from 2008 until 2013.  Prior to joining CardioDx, Inc., Mr. Sandberg worked at Russell Reynolds Associates and held leadership positions across sales, marketing, corporate accounts, and business development at Guidant Corporation and Boston Scientific.  Mr. Sandberg currently serves as a director on the Board of Directors of Visura Technologies, Inc.  Mr. Sandberg earned an MBA from Harvard Business School and a Bachelor of Science degree in mechanical engineering from Bradley University in Peoria, IL.

Mr. Sandberg does not have any family relationship with any director or executive officer, or a person nominated to be a director or executive officer of the Company or AC. Mr. Sandberg has not engaged in any transactions with the Company or AC that are required to be disclosed under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.  There are no arrangements or understandings between Mr. Sandberg and any other person(s) pursuant to which Mr. Sandberg was appointed as the Company's Chief Commercial Officer.

The foregoing descriptions of the Sandberg Employment Agreement, the Option Agreement and the PSU Agreement are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits

P
Exhibit No.	Description
10.1*	Executive Employment Agreement dated as of January 21, 2019, by and between AxoGen Corporation and Eric Sandberg.
10.2*	Form of Non-Qualified Stock Option Inducement Award Agreement to be granted by AxoGen, Inc. to Eric Sandberg on January 22, 2019.
10.3*

Form of Performance Stock Unit Award Agreement pursuant to the AxoGen, Inc. 2010 Stock Incentive Plan, as amended and restated as of April 5, 2017 (incorporated by reference to Exhibit 10.23 of the Registrant’s Annual Report on Form 10-K, filed on March 1, 2017).

99.1	AxoGen, Inc. Press Release, dated January 22, 2019.

*  Management contract or compensatory plan or arrangement.

EXHIBIT INDEX

P
Exhibit No.	Description
10.1*	Executive Employment Agreement dated as of January 21, 2019, by and between AxoGen Corporation and Eric Sandberg.
10.2*	Form of Non-Qualified Stock Option Inducement Award Agreement to be granted by AxoGen, Inc. to Eric Sandberg on January 22, 2019.
10.3*

Form of Performance Stock Unit Award Agreement pursuant to the AxoGen, Inc. 2010 Stock Incentive Plan, as amended and restated as of April 5, 2017 (incorporated by reference to Exhibit 10.23 of the Registrant’s Annual Report on Form 10-K, filed on March 1, 2017).

99.1	AxoGen, Inc. Press Release, dated January 22, 2019.

*  Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOGEN, INC.

Date: January 22, 2019	By:	/s/ Gregory G. Freitag
Gregory G. Freitag
General Counsel